 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2022

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.
Cooperation Agreement
On March 1, 2022, Domo, Inc. (the “Company”) entered into a letter agreement (the “Cooperation Agreement”) with Joshua G. James, a significant stockholder of the Company and certain entities affiliated with Mr. James (the “James Entities”). Among other things, the Cooperation Agreement provides that:
•The Company’s board of directors (the “Board”) and Mr. James will take all action necessary (including increasing the size of the Board) to appoint John Pestana (the “Independent Designee”) to the Board.
•Subject to the terms of the Agreement, and the Independent Designee’s willingness to serve, the Board will include the Independent Designee on the Board’s slate of director nominees standing for election at the Company’s 2022 annual meeting of stockholders (the “2022 Meeting”).
•The Independent Designee will be entitled to the same director benefits as other non-employee members of the Board, including compensation for such director’s service as a director and reimbursement of such director’s expenses on the same basis as all other non-employee directors of Company; equity-based compensation grants and other benefits, if any, on the same basis as all other non-employee directors of Company; and the same rights of indemnification and directors’ and officers’ liability insurance coverage as the other non-employee directors of Company as such rights may exist from time to time.
•At the 2022 Meeting, Mr. James and the James Entities will cause all voting securities beneficially owned by them to be present for quorum purposes and voted or consented in favor of the election of each person nominated by the Board for election as a director and against any proposals or resolutions to remove any member of the Board.
•Until the earlier of 11:59 p.m. (Pacific time) on (a) March 2, 2023 and (b) the fifth day prior to the deadline for the submission of stockholder nominations of directors and business proposals for the Company’s 2023 annual meeting of stockholders, Mr. James and the James Entities will not take, and will not cause their respective Affiliates (as defined in the Cooperation Agreement) and Associates (as defined in the Cooperation Agreement) to take, any action to replace or remove directors or to add directors to the Board (in each case).
The foregoing summary of the Cooperation Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Cooperation Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.
Separation and Transition Agreement
On March 1, 2022, the Company entered into a separation and transition letter agreement with Mr. James (the “Separation Agreement”), related to the terms of Mr. James’ resignation from the Company’s employment and resignation from the Board. Among other things, the Separation Agreement provides that:
•Mr. James resigned his employment with the Company effective March 1, 2022. Mr. James will perform advisory transition services to the Company during a transition period beginning immediately after his resignation and continuing through March 21, 2022 (the “Transition Period”). During the Transition Period, Mr. James’ outstanding equity awards will continue to vest.
•Subject to Mr. James’ compliance with legal and contractual obligations to the Company, the post-termination exercise period of Mr. James’ stock options vested and outstanding as of the last date of the Transition Period will remain outstanding and exercisable through December 31, 2023; provided that in no event will any stock option remain outstanding beyond the maximum term of such option, and provided further that all stock options are subject to earlier termination as set forth in the applicable equity incentive plan under which such stock option was granted.
•Mr. James’ health insurance benefits will cease on March 31, 2022, subject to his right to continue health insurance under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar stat law. All other employment benefits (except as provided above) will cease as of March 1, 2022.
•Mr. James and the Company will make certain mutual waivers and releases of claims in favor of the other, subject to specified exceptions.
The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Separation Agreement, which is attached as Exhibit 10.2 and incorporated herein by reference.
Registration Rights Agreement
On March 1, 2022, the Company entered into a registration rights agreement with Mr. James (the “Registration Rights Agreement”), pursuant to which Mr. James has the right to require the Company to register the offer and sale of shares of Class A common stock (including shares of Class A common stock issued upon conversion of Class B common stock) held by Mr. James or his affiliates (such rights are referred to as “registration rights”). The registration rights will terminate on March 1, 2025.
Demand Registration Rights
Mr. James has the right to demand that the Company use best efforts to file a registration statement for the registration of the offer and sale of at least that number of shares with anticipated offering proceeds in excess of $20.0 million. The Company is only obligated to file up to two registration statements in connection with the exercise of demand registration rights. These registration rights are subject to specified conditions and limitations, including the Company’s ability to defer the filing of a registration statement with respect to an exercise of such demand registration rights for up to 90 days under certain circumstances.
Form S-3 Registration Rights
At any time that the Company is eligible to use a registration statement on Form S-3, Mr. James shall have the right to demand that the Company file a registration statement on Form S-3 so long as the aggregate number of shares to be offered and sold under such registration statement on Form S-3 is at least $5.0 million. The Company is only obligated to file one registration statement in connection with the exercise of such Form S-3 registration rights. These registration rights are subject to specified conditions and limitations, including the Company’s ability to defer the filing of a registration statement with respect to an exercise of such Form S-3 registration rights for up to 90 days under certain circumstances.
Piggyback Registration Rights
If the Company proposes to register the offer and sale of any of its securities under the Securities Act of 1933, as amended, either for its own account or for the account of other stockholders, Mr. James will have the right, subject to certain exceptions, to include his registrable shares in the registration statement. The Company is only obligated to register shares in connection with Mr. James’ exercise of these piggyback registration rights with respect to one registration. This registration right is subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares included in any such registration statement under certain circumstances.
Expenses of Registration

The Company will pay all expenses relating to any registration of shares under the Registration Rights Agreement and Mr. James will be responsible for paying all selling expenses, including underwriting discounts and selling commissions.
The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement, which is attached as Exhibit 10.3 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.
On March 1, 2022, the Company issued a press release announcing its financial results for the fiscal quarter and year ended January 31, 2022 and certain other information. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this Current Report on Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
The information in Item 2.02 of this Current Report on Form 8-K (including the accompanying Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Items 1.01 and 5.07 of this Current Report on Form 8-K is incorporated herein by reference.
On February 28, 2022, the Company appointed John Mellor as the Company’s Chief Executive Officer, effective March 1, 2022. Mr. Mellor succeeds Mr. James, who has served as the Company’s Chairman and Chief Executive Officer since inception. Mr. James will step down from his duties as Chairman and Chief Executive Officer and resign as a member of the Board effective March 1, 2022. On March 1, 2022, Mr. Mellor was elected a director of the Company, effective March 1, 2022, filling the vacancy caused by Mr. James’ resignation, with an initial term expiring at the 2022 Meeting. Carine Clark will become the Company’s Chairman effective March 1, 2022.
Mr. Mellor, age 55, has previously served as the Company’s Chief Strategy Officer since April 2019. Before joining the Company, Mr. Mellor served as Adobe Inc.’s Vice President, Strategy & Business Operations from January 2018 to April 2019 and as its Vice President, Strategy, Alliances & Marketing from October 2009 to January 2018. Mr. Mellor previously served as Omniture Inc.’s Executive Vice President, Strategy & Business Development for six years before Omniture was acquired by Adobe. Mr. Mellor holds an M.B.A. in marketing and finance and a B.S. in mechanical engineering from Brigham Young University.
Mr. Mellor is continuing under the terms of his existing compensation arrangements with the Company. There are no family relationships between Mr. Mellor and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than with respect to his employment with the Company, there are no transactions between Mr. Mellor or any member of his immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. Furthermore, there are no arrangements or understandings between Mr. Mellor and any other persons pursuant to which Mr. Mellor was selected as the Chief Executive Officer of the Company.
On February 28, 2022, the Board also promoted Catherine Wong, the Company’s Executive Vice President, Engineering, to Chief Operating Officer, effective March 1, 2022. Ms. Wong is continuing under the terms of her existing compensation arrangements with the Company. There are no family relationships between Ms. Wong and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than with respect to her employment with the Company, there are no transactions between Ms. Wong or any member of her immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. Furthermore, there are no arrangements or understandings between Ms. Wong and any other persons pursuant to which Ms. Wong was selected as the Chief Operating Officer of the Company. For more information on Ms. Wong’s experience and qualifications, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2021 (the “2021 Proxy Statement”).
In addition, on March 1, 2022, the size of the Board was set at eight directors and John Pestana was elected as a director to fill the newly created directorship, effective March 1, 2022, with an initial term expiring at the 2022 Meeting. Mr. Pestana will participate in the Company’s outside director compensation policy, as described in the 2021 Proxy Statement, and will enter into a standard indemnification agreement in the form previously approved by the Board. There are no family relationships between Mr. Pestana and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than with respect to his employment with the Company, there are no transactions between Mr. Pestana or any member of his immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. Furthermore, other than as described in Item 1.01, there are no arrangements or understandings between Mr. Pestana and any other persons pursuant to which Mr. Pestana was selected as a director.
A copy of the press release announcing Mr. Mellor’s appointment as the Company’s Chief Executive Officer, Ms. Wong’s appointment as the Company’s Chief Operating Officer, Mr. Pestana’s appointment to the Board and Ms. Clark’s transition to Chairman of the Board is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.
On March 1, 2022, the holders of 3,263,659 shares of the Company’s Class A common stock and 312,053 shares of the Company’s Class B common stock, acting by written consent, approved resolutions (i) increasing the size of the Board to eight directors; (ii) electing John Mellor as a director of the Company, effective March 1, 2022; and (iii) electing John Pestana as a director of the Company, effective March 1, 2022.
Item 7.01. Regulation FD Disclosure.
On March 1, 2022, the Company provided written notice, in accordance with Section 228(e) of the General Corporation Law of the State of Delaware (“Section 228(e)”), to the stockholders of the Company entitled to receive such notice under Section 228(e). A copy of this notice is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K (including the accompanying Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated as of March 1, 2022, by and among the Company, Joshua James, Cocolalla, LLC and Cinnamon Birch, LLC
10.2	Separation and Transition Agreement, dated as of March 1, 2022, by and between the Company and Joshua James
10.3	Registration Rights Agreement, dated as of March 1, 2022, by and between the Company and Joshua James
99.1	Press Release of Domo, Inc. dated March 1, 2022
99.2	Press Release of Domo, Inc. dated March 1, 2022
99.3	Notice to Certain Stockholders under Section 228(e) of the General Corporation Law of the State of Delaware
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: March 1, 2022	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer